Land use rights, net (Analysis of Company's Interests in Land Use Rights Represents Prepaid Operating Lease Payments and Net Book Values) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Land use rights, net [Abstract]
Land use rights	$ 65,987	$ 65,038
Less: Accumulated amortization	(6,930)	(5,575)
Total land use rights, net	59,057	59,463
Amortization expenses	$ 1,369	$ 1,338	$ 1,246